EXHIBIT 24.1
THE J. M. SMUCKER COMPANY
REGISTRATION STATEMENT ON FORM S-8
POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of The J. M. Smucker Company, an Ohio corporation (the “Registrant”), does hereby constitute and appoint each of Timothy P. Smucker, Richard K. Smucker and Jeannette L. Knudsen, or any of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the “Form S-8 Registration Statement”) with respect to the registration under the Securities Act of 1933, as amended, of Common Shares of the Registrant issuable in connection with the Registrant’s 2010 Equity and Incentive Compensation Plan, (ii) any and all amendments, including post-effective amendments, supplements and exhibits to the Form S-8 Registration Statement, and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.
     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 25th day of October, 2010.

/s/ Timothy P. Smucker	/s/ Richard K. Smucker

Timothy P. Smucker	Richard K. Smucker
Chairman of the Board and Co-Chief Executive	Executive Chairman,President and Co-Chief
Officer, and Director	Executive Officer, and Director

/s/ Mark R. Belgya	/s/ John W. Denman

Mark R. Belgya	John W. Denman
Senior Vice President and Chief Financial Officer	Vice President and Controller

/s/ Vincent C. Byrd	/s/ R. Douglas Cowan

Vincent C. Byrd	R. Douglas Cowan
Director	Director

/s/ Kathryn W. Dindo	/s/ Paul J. Dolan

Kathryn W. Dindo	Paul J. Dolan
Director	Director

/s/ Nancy Lopez Knight	/s/ Elizabeth Valk Long

Nancy Lopez Knight	Elizabeth Valk Long
Director	Director

/s/ Gary A. Oatey	/s/ Mark T. Smucker

Gary A. Oatey	Mark T. Smucker
Director	Director

/s/ Alex Shumate	/s/ William H. Steinbrink

Alex Shumate	William H. Steinbrink
Director	Director

/s/ Paul Smucker Wagstaff
Paul Smucker Wagstaff
Director

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